© Atkore Third Quarter 2024 Earnings Presentation and Business Update August 6, 2024

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Q3 2024 Results 1. See non-GAAP reconciliation in appendix. Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share Diluted EPS $/share Organic volume flat in Q3 2024 compared to the prior year; volume up 8% sequentially and 4% YTD in FY 2024 Adjusted EBITDA and Adjusted Diluted EPS off 4% from the midpoint due to overall softer pricing environment Sequential production and shipment improvements at Hobart solar torque tube plant; HDPE market challenges continue Repurchased $125M in stock in Q3 2024 for a total of more than $280M in stock repurchased YTD Updating FY 2024 Outlook to reflect ongoing macroeconomic challenges Business Update 384.9 853.7 1,061.6 919.1 822.4 Q3 2020 Q3 2021 Q3 2022 Q3 2023 Q3 2024 -11% 63.7 274.3 377.5 270.3 206.1 Q3 2020 Q3 2021 Q3 2022 Q3 2023 Q3 2024 -24% 0.67 3.96 6.07 5.72 3.80 Q3 2020 Q3 2021 Q3 2022 Q3 2023 Q3 2024 -34% 0.49 3.64 5.74 5.13 3.33 Q3 2020 Q3 2021 Q3 2022 Q3 2023 Q3 2024 -35% 24.1 175.3 254.3 201.3 123.4 Q3 2020 Q3 2021 Q3 2022 Q3 2023 Q3 2024 -39%

4© Atkore Q3 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q3 2024 Q3 2023 Y/Y Change Y/Y % Change Net Sales $822.4 $919.1 ($96.8) (10.5%) Operating Income $168.5 $232.6 ($64.1) (27.6%) Net Income $123.4 $201.3 ($77.9) (38.7%) Adjusted EBITDA1 $206.1 $270.3 ($64.1) (23.7%) Adjusted EBITDA Margin2 25.1% 29.4% (430 bps) - Tax Rate 21.9% 8.6% - - Net Income Per Share (Diluted) $3.33 $5.13 ($1.80) (35.1%) Adjusted Diluted EPS1 $3.80 $5.72 ($1.92) (33.6%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. 3. Cumulative effect of a change in accounting which benefited income tax expense and added $0.50 to Adjusted Diluted EPS in Q3 2023. Adjusted EBITDA Bridge2 Net Sales BridgeQ3 2024 $88 $7 2023 $1 Volume/Mix Price Solar Credit $1 Other1 2024 $919M $822M $5 $88 $1 $22 $6 2023 Volume/Mix Price Cost Changes Solar Credit Other1 2024 $270M $206M Net Sales % Change Adjusted Diluted EPS Bridge2 Volume (0.1%) Price (9.5%) Solar Credit (0.8%) Other (0.1%) Total (10.5%) $5.72 $3.80 $1.75 $0.37 $0.20 2023 Quarterly Results Solar Credit3 Share Count $0.00 Other1 2024

Key Product Area Trends & Review

Atkore

FY 2024 YTD Net Sales by Key Product Area[1]		Volume/Mix % FY 2024 YTD vs. FY 2023 YTD	Product Area Review & Key End Markets
Plastic Pipe, Conduit & Fittings	31%	+ LSD%	PVC related product volume up high single digits YTD despite slowness in PVC electrical markets Demand for HDPE telecom related products remains challenged as the industry awaits rollout of government stimulus funding for broadband access Key end markets: Utility, residential
Metal Framing, Cable Management & Construction Services	22%	+ MSD%	Growth led by megaprojects in the U.S. and internationally Key end markets: Commercial, industrial, data centers, warehouses
Metal Electrical Conduit & Fittings	21%	+ LSD%	Impacted by increasing import pressures Key end markets: Commercial, data centers
Electrical Cable & Flexible Conduit	15%	+ LSD%	Modest growth in alignment with expectations Key end markets: Multi-family, commercial
Mechanical Tube & Other	11%	+ DD%	Strong volume performance with solar-related product volumes continuing to ramp from our Hobart, Indiana facility Key end markets: Utility scale solar projects through OEM
	$2,414M	**+ 4%**	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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7© Atkore Segment Results $18 $81 2023 Volume/Mix Price $1 Other1 2024 $706M $606M Q3 Net Sales Bridge $17 $7 $7 2023 Volume/Mix Price Solar Credit $0 Other1 2024 $214M $217M Q3 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q3 2024 Q3 2023 Y/Y Change Net Sales $606.0 $705.6 (14.1%) Adjusted EBITDA $182.6 $266.6 (31.5%) Adjusted EBITDA Margin 30.1% 37.8% (770 bps) ($’s in millions) Q3 2024 Q3 2023 Y/Y Change Net Sales $217.0 $213.6 1.6% Adjusted EBITDA $30.0 $21.5 39.8% Adjusted EBITDA Margin 13.8% 10.1% +370 bps 1. “Other” may include items such as F/X, M&A, productivity, investments, interest, tax rate, and intercompany sales.

8© Atkore FY24 YTD Cash Bridge $M Cash & Balance Sheet Summary $350 $105 $281 $23 $25 FY23 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures Stock Repurchases Dividend Payment Net Other Uses of Cash FY24 YTD Cash Balance $388M $304M Debt Maturity Profile $M $325 $373 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business.

Updated FY 2024 Outlook

Expect low to mid single digit percentage volume growth for FY 2024. Amending FY 2024 Outlook to reflect overall market environment and impacts of certain growth initiatives.

Outlook Summary

Outlook Items for Consolidated Atkore	Q4 2024 Outlook	FY 2024 Outlook	Updates to FY 2024 Outlook
Net Sales	$725M – $775M	$3.1B – $3.2B	($0.25B)
Adjusted EBITDA[1]	$140M – $150M	$772M – $782M	($98M)
Adjusted Diluted EPS[1]	$2.32 – $2.54	$14.30 – $14.52	($2.09)
Interest Expense, net		$35M – $39M	
Tax Rate	~23%	~21% – 24%	
Capital Expenditures		$150M – $175M	Lower by $25M
Stock Repurchases		≥$325M	+75M
Diluted Shares Outstanding[2]		36M – 37M	

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook.

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10© Atkore Current bridging assumptions reflect overall market softness and updated projections from our growth initiatives related to HDPE and Solar Torque Tubes. Key Bridging Assumptions FY 2024 vs. FY 2023 1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Net Sales Adjusted EBITDA1 Volume Growth LDD% 25% – 30% Incremental Margin Price vs. Cost Down $275M – $325M Down $225M – $275M FY 2023 Solar Credit Plus $30M Plus $30M FY 2024 Solar Credit Down $80M – $100M Plus $20M – $40M Investment / FX / Other Down ~$10M Down $40M – $60M Current Bridging Assumptions – FY 2024 vs. FY 2023 Net Sales Adjusted EBITDA1 Volume Growth LSD% – MSD% 30% – 40% Incremental Margin Price vs. Cost Down $350M – $400M Down $300M – $350M FY 2023 Solar Credit Plus $30M Plus $30M FY 2024 Solar Credit Down $80M – $100M Plus $10M – $30M Investment / FX / Other Down ~$10M Down $20M – $40M Initial Bridging Assumptions – FY 2024 vs. FY 2023

11© Atkore Appendix

12© Atkore Segment Information Three months ended June 28, 2024 June 30, 2023 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 605,962 $ 182,568 30.1% $ 705,617 $ 266,556 37.8 % Safety & Infrastructure 217,024 30,042 13.8% 213,606 21,493 10.1 % Eliminations (622) (106) Consolidated operations $ 822,364 $ 919,117

13© Atkore Consolidated Atkore Inc. Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) June 28, 2024 June 30, 2023 June 24, 2022 June 25, 2021 June 26, 2020 Net income $ 123,417 $ 201,288 $ 254,313 $ 175,297 $ 24,078 Stock-based compensation 4,488 5,966 4,625 3,768 1,656 Intangible asset amortization 13,216 15,192 8,624 8,707 8,026 Loss on extinguishment of debt — — — 4,202 — Other (a) 3,134 5,358 1,028 (863) 984 Pre-tax adjustments to net income 20,838 26,516 14,277 15,814 10,666 Tax effect (5,210) (6,629) (3,569) (3,954) (2,667) Adjusted net income $ 139,046 $ 221,175 $ 265,021 $ 187,157 $ 32,077 Weighted-average diluted common shares outstanding 36,616 38,657 43,630 47,286 47,819 Net income per diluted share $ 3.33 $ 5.13 $ 5.74 $ 3.64 $ 0.49 Adjusted net income per diluted share $ 3.80 $ 5.72 $ 6.07 $ 3.96 $ 0.67 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

14© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) June 28, 2024 June 30, 2023 June 24, 2022 June 25, 2021 June 26, 2020 Net income $ 123,417 $ 201,288 $ 254,313 $ 175,297 $ 24,078 Interest expense, net 9,944 8,682 7,243 8,090 9,421 Income tax expense 34,531 18,931 88,041 61,654 8,672 Depreciation and amortization 29,932 30,105 20,428 20,166 18,316 Stock-based compensation 4,488 5,966 4,625 3,768 1,656 Other (a) 3,813 5,289 2,880 5,289 1,581 Adjusted EBITDA $ 206,124 $ 270,262 $ 377,530 $ 274,264 $ 63,724 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed August 8, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

15© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three months ended (in thousands) June 28, 2024 June 28, 2024 March 29, 2024 December 29, 2023 September 30, 2023 Net income $ 540,678 $ 123,417 $ 137,955 $ 138,381 $ 140,925 Interest expense, net 34,646 9,944 8,321 7,793 8,588 Income tax expense 135,144 34,531 31,804 29,272 39,537 Depreciation and amortization 119,260 29,932 29,455 29,020 30,853 Stock-based compensation 17,274 4,488 5,028 4,757 3,001 Other (a) 16,538 3,813 (649) 4,300 9,074 Adjusted EBITDA $ 863,539 $ 206,124 $ 211,914 $ 213,523 $ 231,978 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the forms 10-Q filed August 8, 2023 for additional information), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

16© Atkore Total Debt to Net Debt Consolidated Atkore Inc. (in thousands) June 28, 2024 March 29, 2024 December 29, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Long-term debt $ 764,300 $ 763,762 $ 763,225 $ 762,687 $ 762,149 $ 761,612 Total debt 764,300 763,762 763,225 762,687 762,149 761,612 Less cash and cash equivalents 303,657 368,050 $ 380,922 388,114 317,809 354,342 Net debt $ 460,643 $ 395,712 $ 382,303 $ 374,573 $ 444,340 $ 407,270

17© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Nine months ended (in thousands) June 28, 2024 June 30, 2023 Net cash provided by operating activities $ 349,957 $ 563,748 Capital expenditures (105,098) (122,535) Free Cash Flow $ 244,859 $ 441,213

18© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPS Earnings Per Share Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year GGAM Government Grant Accounting Model HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Quarter Q2 Second Quarter Q3 Third Quarter Q4 Fourth Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

19© Atkore atkore.com